Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002
In connection with the Quarterly Report of Noranda Aluminum Holding Corporation (the “Company”) on Form 10‑Q for the period ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Layle K. Smith, as Chief Executive Officer of the Company, and Dale W. Boyles, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 28, 2014	/s/ LAYLE K. SMITH
Layle K. Smith
Chief Executive Officer

April 28, 2014	/s/ DALE W. BOYLES
Dale W. Boyles
Chief Financial Officer